ServiceNow Reports Fourth Quarter and Full-Year 2022 Financial Results

•ServiceNow exceeds high end of guidance across Q4 2022 GAAP topline growth and profitability metrics
•Subscription revenues of $1,860 million in Q4 2022, representing 22% year-over-year growth, 27.5% adjusted for constant currency
•Total revenues of $1,940 million in Q4 2022, representing 20% year-over-year growth, 25.5% adjusted for constant currency
•Current remaining performance obligations (“cRPO”) of $6.94 billion as of Q4 2022, representing 22% year-over-year growth, 25.5% adjusted for constant currency
•Net new annual contract value (“NNACV”) contribution to cRPO outperformed company expectations in Q4 2022, driven by strong net expansion and over 30% NNACV growth year-over-year from new logos

SANTA CLARA, Calif. - January 25, 2023 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its fourth quarter ended December 31, 2022, with subscription revenues of $1,860 million in Q4 2022, representing 22% year-over-year growth, 27.5% adjusted for constant currency.

“ServiceNow continues to perform as a beyond expectations company,” said ServiceNow Chairman and CEO Bill McDermott. “Our Q4 surge in new business shows that the secular tailwinds of digitization aren’t going anywhere. We are driving net-new innovation, fast growth, and operating leverage. The world works with ServiceNow as the end-to-end platform for digital transformation.”

As of December 31, 2022, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $6.94 billion, representing 22% year-over-year growth and 25.5% adjusted for constant currency. The company now has 1,637 total customers with more than $1 million in annual contract value, representing 22% year-over-year growth in customers.

“Q4 was another great quarter of execution as we exceeded our subscription revenue and profitability guidance,” said ServiceNow CFO Gina Mastantuono. “We outperformed our NNACV expectations, driven by robust net expansion and over 30% NNACV growth year-over-year from new logos. What’s more, our results were generated with a lower mix of early renewals from 2023, providing us more opportunities to drive further expansion throughout the year. With our strong results it's clear that ServiceNow remains a strategic priority, generating durable demand that is positioning us well for 2023 and beyond.”

Following McDermott’s elevation to Chairman and CEO late in 2022, ServiceNow has appointed Chirantan CJ Desai President and COO of ServiceNow. Desai joined ServiceNow in December 2016 as the Chief Product Officer and was promoted to the role of Chief Operating Officer in January 2022. Prior to joining ServiceNow, Desai held product leadership roles at EMC, Symantec, and Oracle.

“CJ has established himself as a leader of consequence in this industry,” said McDermott. “His track record – from strengthening our platform to driving our customer experience – has helped establish ServiceNow as the enterprise juggernaut it is today. I’d like to personally congratulate CJ for this latest, well-deserved endorsement of his leadership.”

Recent Business Highlights

•New innovations rolled out in fourth quarter – including automated service suggestions, Service Request Playbook, and Workplace Scenario Planning – were designed to help address today's most pressing workplace productivity challenges by accelerating automation to eliminate complexity and improve service operations for a better customer, employee, and constituent experience.
•During the quarter, ServiceNow also enhanced its observability capabilities by launching Lightstep UQL (Unified Query Language) to help companies extend visibility across highly complex and dynamic Kubernetes applications and ensure they’re fully instrumented and observable by default.
•In addition, ServiceNow and Zoom Communications expanded their partnership with new integrations to help joint customers elevate employee productivity and improve collaboration across their organizations.
•The company welcomed Masatoshi Suzuki as president of ServiceNow Japan, designating Japan as a fourth geographic region alongside EMEA, APAC, and Americas. Suzuki-san joins ServiceNow after a decades-long, distinguished career in leading industry organizations including UiPath, Symantec, SAP, and Oracle.
•Last week, ServiceNow also announced a multi-year transformation of its Partner Program to support the estimated $500 billion market opportunity for the Now Platform and associated partner services. It will create new opportunities for partners to expand and collaborate with ServiceNow, giving partners more flexibility to create value, incentives to enable growth, and an improved experience.

Fourth Quarter 2022 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the fourth quarter 2022:

	Fourth Quarter 2022 GAAP Results		Fourth Quarter 2022 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,860	22%	$1,941	27.5%
Professional services and other revenues	$80	(12%)	$85	(6.5%)
Total revenues	$1,940	20%	$2,026	25.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$6.94	22%	$7.12	25.5%
RPO	$14.0	22%	$14.4	25%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,536	83%	$1,595	86%
Professional services and other gross profit (loss)	($11)	(14%)	$5	6%
Total gross profit	$1,525	79%	$1,600	83%
Income from operations	$155	8%	$544	28%
Net cash provided by operating activities	$1,162	60%
Free cash flow			$1,020	53%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$150	$0.74 / $0.74	$464	$2.29 / $2.28

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Full-Year 2022 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the full-year 2022:

	Full-Year 2022 GAAP Results		Full-Year 2022 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$6,891	24%	$7,165	28.5%
Professional services and other revenues	$354	10%	$373	15.5%
Total revenues	$7,245	23%	$7,538	28%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$6.94	22%	$7.12	25.5%
RPO	$14.0	22%	$14.4	25%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$5,704	83%	$5,935	86%
Professional services and other gross profit (loss)	($32)	(9%)	$35	10%
Total gross profit	$5,672	78%	$5,970	82%
Income from operations	$355	5%	$1,860	26%
Net cash provided by operating activities	$2,723	38%
Free cash flow			$2,180	30%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	325	$1.61 / $1.60	$1,543	$7.66 / $7.59

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are only adjusted for constant currency to provide better visibility into the underlying business trends.

The following table summarizes our guidance for the first quarter 2023:

	First Quarter 2023 GAAP Guidance		First Quarter 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/Year Growth (%)
Subscription revenues	$1,990 - $2,000	22% - 22.5%	25% - 25.5%

cRPO		21%	24%

			Margin (%)
Income from operations			24%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		204

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and GAAP subscription revenue and cRPO growth rate is based on the 31-day average of foreign exchange rates for December 2022 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2023:

	Full-Year 2023 GAAP Guidance		Full-Year 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/Year Growth (%)
Subscription revenues	$8,440 - $8,500	22.5% - 23.5%	22.5% - 23.5%

			Margin (%)
Subscription gross profit			84%
Income from operations			26%
Free cash flow			30%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		206

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and related growth rate for the future quarters included in our full-year 2023 guidance are based on the 31-day average of foreign exchange rates for December 2022 for entities reporting in currencies other than U.S. Dollars.

Note: Numbers are rounded for presentation purposes and may not foot.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on January 25, 2023. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789-2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/623018365

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at https://www.servicenow.com/company/investor-relations.html

Statement Regarding Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q4 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.87 Euros and 1 USD to 0.74 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q4 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.98 Euros and 1 USD to 0.85 GBP). Guidance for related growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q4 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.88 Euros and 1 USD to 0.74 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q4 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.93 Euros and 1 USD to 0.83 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include, among others, experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of existing, new and improved products and services; our ability to expand and maintain our partnerships and partner programs, including expected market opportunity from such relationships; global economic conditions; fluctuations in the value of foreign currencies relative to the U.S. Dollar; fluctuations in interest rates; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine on macroeconomic conditions; inflation; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2022 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2022.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2023 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Johnna Hoff
408.250.8644
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues:
Subscription	$1,860	$1,523	$6,891	$5,573
Professional services and other	80	91	354	323
Total revenues	1,940	1,614	7,245	5,896
Cost of revenues (1):
Subscription	324	282	1,187	1,022
Professional services and other	91	93	386	331
Total cost of revenues	415	375	1,573	1,353
Gross profit	1,525	1,239	5,672	4,543
Operating expenses (1):
Sales and marketing	722	632	2,814	2,292
Research and development	454	392	1,768	1,397
General and administrative	194	180	735	597
Total operating expenses	1,370	1,204	5,317	4,286
Income from operations	155	35	355	257
Interest expense	(7)	(7)	(27)	(28)
Other income, net	35	4	71	20
Income before income taxes	183	32	399	249
Provision for income taxes	33	6	74	19
Net income	$150	$26	$325	$230
Net income per share - basic	$0.74	$0.13	$1.61	$1.16
Net income per share - diluted	$0.74	$0.13	$1.60	$1.13
Weighted-average shares used to compute net income per share - basic	203	199	201	198
Weighted-average shares used to compute net income per share - diluted	203	204	204	203

(1)Includes stock-based compensation as follows:

	Three Months Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Cost of revenues:
Subscription	$41	$33	$157	$128
Professional services and other	16	16	67	59
Operating expenses:
Sales and marketing	122	96	459	389
Research and development	127	107	495	395
General and administrative	57	50	223	160

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	December 31, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,470	$1,728
Short-term investments	2,810	1,576
Accounts receivable, net	1,725	1,390
Current portion of deferred commissions	369	303
Prepaid expenses and other current assets	280	223
Total current assets	6,654	5,220
Deferred commissions, less current portion	742	623
Long-term investments	2,117	1,630
Property and equipment, net	1,053	766
Operating lease right-of-use assets	682	591
Intangible assets, net	232	287
Goodwill	824	777
Deferred tax assets	636	692
Other assets	359	212
Total assets	$13,299	$10,798
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$274	$89
Accrued expenses and other current liabilities	975	850
Current portion of deferred revenue	4,660	3,836
Current portion of operating lease liabilities	96	82
Current debt, net	—	92
Total current liabilities	6,005	4,949
Deferred revenue, less current portion	70	63
Operating lease liabilities, less current portion	650	556
Long-term debt, net	1,486	1,484
Other long-term liabilities	56	51
Stockholders’ equity	5,032	3,695
Total liabilities and stockholders’ equity	$13,299	$10,798

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net income	$150	$26	$325	$230
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	118	126	433	472
Amortization of deferred commissions	97	83	358	294
Amortization of debt discount and issuance costs	—	2	—	7
Stock-based compensation	363	302	1,401	1,131
Deferred income taxes	18	(13)	15	(34)
Repayments of convertible senior notes attributable to debt discount	—	—	—	(15)
Loss on extinguishment of 2022 notes	—	—	—	3
Other	8	17	17	45
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(785)	(620)	(340)	(401)
Deferred commissions	(197)	(221)	(566)	(565)
Prepaid expenses and other assets	34	(15)	(39)	(93)
Accounts payable	56	16	172	55
Deferred revenue	1,060	913	904	960
Accrued expenses and other liabilities	240	228	43	102
Net cash provided by operating activities	1,162	844	2,723	2,191
Cash flows from investing activities:
Purchases of property and equipment	(144)	(100)	(550)	(392)
Business combinations, net of cash acquired	(34)	(7)	(91)	(785)
Purchases of intangibles	—	(7)	—	(7)
Purchases of investments	(1,227)	(744)	(4,038)	(2,485)
Purchases of non-marketable investments	(29)	(43)	(167)	(71)
Sales and maturities of investments	545	540	2,245	2,119
Other	15	2	18	14
Net cash used in investing activities	(874)	(359)	(2,583)	(1,607)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(2)	(94)	(61)
Proceeds from employee stock plans	—	2	177	167
Taxes paid related to net share settlement of equity awards	(75)	(155)	(427)	(612)
Net cash used in financing activities	(75)	(155)	(344)	(506)
Foreign currency effect on cash, cash equivalents and restricted cash	8	(4)	(53)	(25)
Net change in cash, cash equivalents and restricted cash	221	326	(257)	53
Cash, cash equivalents and restricted cash at beginning of period	1,254	1,406	1,732	1,679
Cash, cash equivalents and restricted cash at end of period	$1,475	$1,732	$1,475	$1,732

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	Growth Rates	December 31, 2022	December 31, 2021	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,860	$1,523	22%	$6,891	$5,573	24%
Effects of foreign currency rate fluctuations	81			274
Non-GAAP subscription revenues(1)	$1,941		27.5%	$7,165		28.5%

Professional services and other revenues:
GAAP professional services and other revenues	$80	$91	(12%)	$354	$323	10%
Effects of foreign currency rate fluctuations	5			19
Non-GAAP professional service and other revenues(1)	$85		(6.5%)	$373		15.5%

Total revenues:
GAAP total revenues	$1,940	$1,614	20%	$7,245	$5,896	23%
Effects of foreign currency rate fluctuations	86			293
Non-GAAP total revenues(1)	$2,026		25.5%	$7,538		28%

cRPO (in billions):
GAAP cRPO	$6.94	$5.68	22%	$6.94	$5.68	22%
Effects of foreign currency rate fluctuations	0.18			0.18
Non-GAAP cRPO(2)	$7.12		25.5%	$7.12		25.5%

RPO (in billions):
GAAP RPO	$14.0	$11.5	22%	$14.0	$11.5	22%
Effects of foreign currency rate fluctuations	0.4			0.4
Non-GAAP RPO(2)	$14.4		25%	$14.4		25%

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	Growth Rates	December 31, 2022	December 31, 2021	Growth Rates

Cost of revenues:
GAAP subscription cost of revenues	$324	$282		$1,187	$1,022
Stock-based compensation	(41)	(33)		(157)	(128)
Amortization of purchased intangibles	(18)	(21)		(72)	(64)
Business combination and other related costs	—	—		(2)	—
Non-GAAP subscription cost of revenues	$265	$228		$956	$830

GAAP professional services and other cost of revenues	$91	$93		$386	$331
Stock-based compensation	(16)	(16)		(67)	(59)
Non-GAAP professional services and other cost of revenues	$75	$77		$319	$272

Gross profit:
GAAP subscription gross profit	$1,536	$1,241		$5,704	$4,551
Stock-based compensation	41	33		157	128
Amortization of purchased intangibles	18	21		72	64
Business combination and other related costs	—	—		2	—
Non-GAAP subscription gross profit	$1,595	$1,295		$5,935	$4,743

GAAP professional services and other gross loss	$(11)	$(2)		$(32)	$(8)
Stock-based compensation	16	16		67	59
Non-GAAP professional services and other gross profit	$5	$14		$35	$51

GAAP gross profit	$1,525	$1,239		$5,672	$4,543
Stock-based compensation	57	49		224	187
Amortization of purchased intangibles	18	21		72	64
Business combination and other related costs	—	—		2	—
Non-GAAP gross profit	$1,600	$1,309		$5,970	$4,794

Gross margin:
GAAP subscription gross margin	83%	82%		83%	82%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Business combination and other related costs as % of subscription revenues	—%	—%		—%	—%
Non-GAAP subscription gross margin	86%	85%		86%	85%

GAAP professional services and other gross margin	(14%)	(2%)		(9%)	(2%)
Stock-based compensation as % of professional services and other revenues	20%	17%		19%	18%
Non-GAAP professional services and other gross margin	6%	15%		10%	16%

GAAP gross margin	79%	77%		78%	77%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	—%	—%		—%	—%
Non-GAAP gross margin	83%	81%		82%	81%

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	Growth Rates	December 31, 2022	December 31, 2021	Growth Rates
Operating expenses:
GAAP sales and marketing expenses	$722	$632		$2,814	$2,292
Stock-based compensation	(122)	(96)		(459)	(389)
Amortization of purchased intangibles	—	—		—	(1)
Non-GAAP sales and marketing expenses	$600	$536		$2,355	$1,902

GAAP research and development expenses	$454	$392		$1,768	$1,397
Stock-based compensation	(127)	(107)		(495)	(395)
Amortization of purchased intangibles	—	(1)		—	(1)
Business combination and other related costs	(5)	(5)		$(21)	$(10)
Non-GAAP research and development expenses	$322	$279		$1,252	$991

GAAP general and administrative expenses	$194	$180		$735	$597
Stock-based compensation	(57)	(50)		(223)	(160)
Amortization of purchased intangibles	(2)	(2)		(8)	(10)
Business combination and other related costs	(1)	(1)		(1)	(8)
Non-GAAP general and administrative expenses	$134	$127		$503	$419

GAAP total operating expenses	$1,370	$1,204		$5,317	$4,286
Stock-based compensation	(306)	(253)		(1,177)	(944)
Amortization of purchased intangibles	(2)	(3)		(8)	(12)
Business combination and other related costs	(6)	(6)		(22)	(18)
Non-GAAP total operating expenses	$1,056	$942		$4,110	$3,312

Income from operations:
GAAP income from operations	$155	$35		$355	$257
Stock-based compensation	363	302		1,401	1,131
Amortization of purchased intangibles	20	24		80	76
Business combination and other related costs	6	6		24	18
Non-GAAP income from operations	$544	$367		$1,860	$1,482

Operating margin:
GAAP operating margin	8%	2%		5%	4%
Stock-based compensation as % of total revenues	19%	19%		19%	19%
Amortization of purchased intangibles as % of total revenues	1%	2%		1%	2%
Business combination and other related costs as % of total revenues	—%	—%		—%	—%
Non-GAAP operating margin	28%	23%		26%	25%

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	Growth Rates	December 31, 2022	December 31, 2021	Growth Rates
Net income:
GAAP net income	$150	$26		$325	$230
Stock-based compensation	363	302		1,401	1,131
Amortization of purchased intangibles	20	24		80	76
Business combination and other related costs	6	6		24	18
Amortization of debt discount and issuance costs	—	2		—	7
Other	—	—		—	3
Income tax expense effects related to the above adjustments	(75)	(64)		(287)	(264)
Non-GAAP net income	$464	$296		$1,543	$1,201

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.74	$0.13		$1.61	$1.16
GAAP net income per share - diluted	$0.74	$0.13		$1.60	$1.13
Non-GAAP net income per share - basic	$2.29	$1.49		$7.66	$6.07
Non-GAAP net income per share - diluted	$2.28	$1.46		$7.59	$5.92

GAAP weighted-average shares used to compute net income per share - basic	203	199		201	198

GAAP weighted-average shares used to compute net income per share - diluted	203	204		204	203
Effects of in-the-money portion of convertible senior notes(3)	—	(1)		(1)	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	203		203	203

Free cash flow:
GAAP net cash provided by operating activities	$1,162	$844		$2,723	$2,191
Purchases of property and equipment	(144)	(100)		(550)	(392)
Repayments of convertible senior notes attributable to debt discount	—	—		—	15
Business combination and other related costs	2	—		7	53
Non-GAAP free cash flow	$1,020	$744		$2,180	$1,867

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	60%	52%		38%	37%
Purchases of property and equipment as % of total revenues	(7%)	(6%)		(8%)	(7%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	—%		—%	—%
Business combination and other related costs as % of total revenues	—%	—%		—%	1%
Non-GAAP free cash flow margin	53%	46%		30%	32%

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Non-GAAP cRPO, RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
March 31, 2023

GAAP subscription revenues growth rate	22% - 22.5%

Effects of foreign currency rate fluctuations	3%

Non-GAAP subscription revenues growth rate (1)	25% - 25.5%

cRPO growth rate	21%

Effects of foreign currency rate fluctuations	3%

Non-GAAP cRPO growth rate(2)	24%

GAAP operating margin	4%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	24%

Twelve Months Ending
December 31, 2023

GAAP subscription revenues growth rate	22.5% - 23.5%

Effects of foreign currency rate fluctuations	—%

Non-GAAP subscription revenues growth rate (1)	22.5% - 23.5%

GAAP subscription gross margin	81%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	84%

GAAP operating margin	7%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	26%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7)%

Business combination and other related costs as % of total revenues	—%

Non-GAAP free cash flow margin	30%

(1)Non-GAAP subscription revenue growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Non-GAAP cRPO growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period.

Note: Numbers are rounded for presentation purposes and may not foot.